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The Cash Management Trust of America®
The U.S. Treasury Money Fund of AmericaSM
The Tax-Exempt Money Fund of AmericaSM

Prospectus Supplement

April 1, 2009
(for prospectuses and retirement plan prospectuses dated December 1, 2008)

The Cash Management Trust of America and The U.S. Treasury Money Fund of America

The Boards of Trustees of The Cash Management Trust of America and The U.S. Treasury Money Fund of America have approved a plan of reorganization to merge each of these funds into a newly formed money market fund — the American Funds Money Market FundSM — subject to shareholder approval. The new fund will have the objective of providing investors with income on their cash reserves while preserving capital and maintaining liquidity. The new fund will also strive to maintain a $1.00 net asset value per share. American Funds Money Market Fund will combine investment strategies from The Cash Management Trust of America and The U.S. Treasury Money Fund of America by having the flexibility to invest in varying amounts of U.S. Treasury securities, securities issued by U.S. federal agencies and other high-quality money market instruments.

The funds anticipate that in late spring 2009, shareholders of The Cash Management Trust of America and The U.S. Treasury Money Fund of America will receive a Proxy Statement/Prospectus providing further information and requesting their votes on the relevant reorganization. Neither fund’s reorganization is contingent upon the approval of the other fund’s shareholders. If approved by shareholders, the reorganizations are expected to be completed in summer 2009.

The Tax-Exempt Money Fund of America

The Board of Trustees of The Tax-Exempt Money Fund of America has approved a proposal to convert the fund from a money market fund with an objective of maintaining a $1.00 net asset value per share to a short-term tax-exempt bond fund with a net asset value per share that may fluctuate. As a short-term tax-exempt bond fund, the fund will have the flexibility to invest in slightly longer term securities. Further, the Board has approved a reorganization of the fund from a Massachusetts business trust to a Delaware statutory trust, which would provide the fund more operational flexibility. The conversion and plan of reorganization are subject to shareholder approval.

The fund anticipates that in late spring 2009, shareholders of The Tax-Exempt Money Fund of America will receive a Proxy Statement providing further information and requesting their votes on the conversion and reorganization, among other items. If approved by shareholders, the conversion and reorganization are expected to be completed in summer 2009.

Keep this supplement with your prospectus and/or retirement plan prospectus

MFGESL-960-0309  Litho in USA  CGD/NPD/10040-S20094                                                                                                                                                                     00065209